EQ PREMIER VIP TRUST

CharterSM Aggressive Growth Portfolio

CharterSM Growth Portfolio

CharterSM Moderate Growth Portfolio

CharterSM Moderate Portfolio

CharterSM Conservative Portfolio

CharterSM Small Cap Growth Portfolio

CharterSM Small Cap Value Portfolio

SUPPLEMENT DATED MAY 22, 2020 TO THE SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2020

This Supplement updates certain information contained in the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) dated May 1, 2020 of EQ Premier VIP Trust (the “Trust”). You should read this Supplement in conjunction with the Summary Prospectus, Prospectus and SAI and retain it for future reference. You may obtain an additional copy of the Summary Prospectus, Prospectus and SAI, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download these documents at the Trust’s website at www.equitable-funds.com.

At a Joint Special Meeting of Shareholders held on May 22, 2020, the shareholders of each series of the Trust listed in the table below under the heading “Acquired Portfolio” approved an Agreement and Plan of Reorganization and Termination pursuant to which each Acquired Portfolio will be acquired by a series of EQ Advisors Trust or the Trust listed opposite its name in the table below under the heading “Acquiring Portfolio” (each, a “Reorganization”). Each Reorganization is expected to be consummated after the close of business on the date set forth in the table below under the heading “Closing Date.”

Acquired Portfolio	Acquiring Portfolio	Closing Date
CharterSM Aggressive Growth Portfolio CharterSM Growth Portfolio CharterSM Moderate Growth Portfolio CharterSM Moderate Portfolio	EQ/All Asset Growth Allocation Portfolio	June 5, 2020
CharterSM Conservative Portfolio	EQ/Conservative Allocation Portfolio	June 12, 2020
CharterSM Small Cap Growth Portfolio	EQ/Morgan Stanley Small Cap Growth Portfolio	June 12, 2020
CharterSM Small Cap Value Portfolio	1290 VT Small Cap Value Portfolio	June 12, 2020
(each, an “Acquired Portfolio”)	(each, an “Acquiring Portfolio”)

As a result of a Reorganization, shareholders of an Acquired Portfolio will become shareholders of its corresponding Acquiring Portfolio and receive shares of the corresponding Acquiring Portfolio with a total net asset value equal to that of their shares of the Acquired Portfolio on the Closing Date, and the Acquired Portfolio will be terminated.

As disclosed in the Prospectus, to the extent that a Portfolio (e.g., an Acquiring Portfolio) is undergoing a transition (e.g., a Reorganization), it may not be pursuing its investment objective or executing its principal investment strategies.

Effective after the close of business on June 5, 2020, all references to CharterSM Aggressive Growth Portfolio, CharterSM Growth Portfolio, CharterSM Moderate Growth Portfolio, and CharterSM Moderate Portfolio are hereby deleted in their entirety from the Prospectus and SAI of the Trust.

Effective after the close of business on June 12, 2020, all references to CharterSM Conservative Portfolio, CharterSM Small Cap Growth Portfolio, and CharterSM Small Cap Value Portfolio are hereby deleted in their entirety from the Prospectus and SAI of the Trust.

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